EXHIBIT 10.46

SIXTH (2009-2) CUSTOMIZED AMENDMENT

TO THE 2003 AMENDED AND RESTATED

AMPHENOL CORPORATION EMPLOYEE SAVINGS/401(K) PLAN

WHEREAS, Amphenol Corporation (“Amphenol”) has adopted the restated Amphenol Corporation Employee Savings/401(k) Plan (the “Plan”) through adoption of the Fidelity Investments CORPORATEplan for Retirementsm Profit Sharing/401(k) Plan Basic Plan Document No. 02 (the “Prototype”) and the Non-Standardized Adoption Agreement No. 001 (the “Adoption Agreement”), to comply with the applicable requirements of the Retirement Protection Act of 1994 (“GATT”), Uniformed Services Employment and Reemployment Rights Act of 1994, Small Business Job Protection Act of 1996, Taxpayer Relief Act of 1997, Internal Revenue Service Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000, effective as of May 8, 2003, except to the extent the applicable laws named above provide for an earlier effective date;

WHEREAS, Section 16.02 of the Plan allows Amphenol to amend the Plan;

WHEREAS, Amphenol acquired the stock of Times Microwave Systems, Inc. (the “Company”) on March 20, 2009;

WHEREAS, Amphenol, with the consent of Fidelity Management Trust Company, wishes to amend the Plan to (i) make salaried employees of the Company eligible to participate in the Plan, and (ii) provide for certain employer contributions to be made on behalf of such Participants employed by the Company as set forth in this amendment, with the understanding that such an amendment has the effect of taking the Plan outside of the Prototype;

NOW THEREFORE BE IT RESOLVED, that the following amendment, which amends the Third (2008-1) Customized Amendment, is hereby adopted, effective as of May 16, 2009:

1.             Subsection (b) of Item 4 of the Third (2008-1) Customized Amendment, Definition: Class I Participant, is amended to read as follows:

b.             an employee of Amphenol Nexus Technologies a division of Amphenol Corporation, on or after July 1, 2008, or

2.             A new Subsection (c) is added to Item 4 of the Third (2008-1) Customized Amendment, Definition: Class I Participant, and reads as follows:

c.             a salaried employee of Times Microwave Systems, Inc., on or after May 16, 2009.

3.             In all other respects, the Third (2008-1) Customized Amendment remains in full force and effect.

IN WITNESS WHEREOF, Amphenol has signed this instrument this 21st day of April, 2009.

Amphenol Corporation

By:	/s/ Jerome F. Monteith
Jerome F. Monteith
Its: Vice President, Human Resources